Exhibit 10.3.6

FOURTH AMENDMENT
TO THE
TELEFLEX INCORPORATED 401(K) SAVINGS PLAN

Background Information

A.
Teleflex Incorporated (“Company”) maintains the Teleflex Incorporated 401(k) Savings Plan (“Plan”) for the benefit of its eligible employees and the eligible employees of its affiliated entities that have elected to participate in the Plan and their beneficiaries.

B.
The Vice President, Global Human Resources (the “Vice President, Global HR”), has been authorized pursuant to Section 13.02 of the Plan to amend the Plan in accordance with the authority delegated to him.

C.
In accordance with his delegated authority, the Vice President, Global HR desires to amend the Plan to (i) add NeoTract, Inc. (“NeoTract”) as a Participating Employer in the Plan effective January 1, 2018 (with a permitted rollover contribution date of December 4, 2017), and (ii) grant each person who was an active employee of NeoTract immediately prior to January 1, 2018 full credit for purposes of eligibility and vesting under the Plan for his most recent continuous period of service with NeoTract.

Fourth Amendment to the Plan

The Plan is hereby amended as follows, effective as of January 1, 2018:

1.	Section 2.01, “Eligibility and Participation,” is hereby amended by adding the following new subsection K.:

“K.
Each person who was an active employee of NeoTract, Inc. (“NeoTract”) immediately prior to January 1, 2018 shall receive full credit for purposes of eligibility to participate in the Plan for his most recent continuous period of service with NeoTract.”

2.	Section 4.01, “Vesting,” is hereby amended by adding the following new subsection O.:

“O.
Vesting — Special Rule with Respect to NeoTract, Inc. Each person who was an active employee of NeoTract immediately prior to January 1, 2018 shall receive full credit for purposes of vesting under the Plan for his most recent continuous period of service with NeoTract.”

3.	Appendix D, “Participating Employers” is hereby amended to indicate that the Appendix is updated to add the following to the end of the list:
“NeoTract, Inc. – effective January 1, 2018; however, solely for purpose of rollover contributions, the effective date is December 4, 2017.”

Exhibit 10.3.6

4.	All other provisions of the Plan shall remain in full force and effect.

TELEFLEX INCORPORATED

/s/ Cam Hicks
    Cam Hicks
Vice President, Global Human Resources

Date:     January 19, 2018

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